UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 28, 2004
                                                         ----------------


                     Penn Engineering & Manufacturing Corp.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        1-5356                23-0951065
         --------                        ------                ----------
(State or other jurisdiction         (Commission file         (IRS employer
    of incorporation)                    number)            identification no.)


  P.O. Box 1000, Danboro, Pennsylvania                              18916
  ------------------------------------                              -----
(Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (215) 766-8853
                                                           --------------


                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         The following exhibit is filed herewith:

         Exhibit No.                        Description
         -----------                        -----------

            99.1 Press release issued by Penn Engineering & Manufacturing Corp. (the "Company") dated January 28, 2004

Item 12. Results of Operations and Financial Condition.

         On January 28, 2004, the Company issued a press release regarding the Company's financial results for its fourth quarter ended December 31, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K Current Report. The information in this report shall not be deemed to be filed for purposes of
Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PENN ENGINEERING &
                                               MANUFACTURING CORP.


Date:   January 28, 2004                       By: /s/ Kenneth A. Swanstrom
                                                   ---------------------------
                                                   Kenneth A. Swanstrom,
                                                   Chairman of the Board and
                                                   Chief Executive Officer

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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                            Description
------                            -----------

 99.1          Press release dated January 28, 2004 issued by the Company.